UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 12, 2005
                                                 -------------------------------

                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                 000-50593                 95-4745032
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 (State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


       2841 Dow Avenue, Tustin, California                      92780
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (714) 544-6665
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On May 12, 2005 Cherokee International Corporation (the "Company") issued a press release regarding its financial results for its fiscal first quarter ended March 31, 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

99.1     Press Release issued by the Company dated May 12, 2005.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CHEROKEE INTERNATIONAL
                                                 CORPORATION



Date: May 12, 2005                           By: /s/ Van Holland
                                                 ---------------
                                                 Name: Van Holland
                                                 Title: Chief Financial Officer